Supplement Dated November 26, 1996

Cowen Opportunity Fund Prospectus dated April 1, 1996

The first sentence under the caption "Foreign Securities" on page 8 is replaced by the following: The Fund may invest up to 10 percent of its assets in securities of foreign issuers and up to an additional 10 percent of its assets in securities of Canadian issuers.